UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2021 (March 3, 2021)
Date of Report (Date of earliest event reported)
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TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY	PLANO	Texas	75024
(Address of principal executive offices)	(City)	(State)	(Zip code)

(972) 713-3700
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of each class	Trading symbol	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	TYL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On March 3, 2021, Tyler Technologies, Inc. (the “Company”) issued a press release announcing that it intends to offer, subject to market and other conditions, $1,000,000,000 aggregate principal amount of convertible senior notes due 2026 and $600,000,000 aggregate principal amount of convertible senior notes due 2028 (collectively, the “Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (the “Offering”). The Company also expects to grant the initial purchasers of the Notes an option to purchase up to an additional $150,000,000 aggregate principal amount of 2026 Notes and up to an additional $90,000,000 aggregate principal amount of 2028 Notes. A copy of the press release announcing the Offering is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
In connection with the Offering and the Company’s previously announced proposed acquisition of NIC Inc. (“NIC”), the Company is providing investors with certain information that has not been previously publicly reported, including certain unaudited pro forma financial information and certain additional risk factors related to the proposed acquisition of NIC. The unaudited pro forma financial information and additional risk factors are furnished as Exhibit 99.2 and Exhibit 99.3, respectively, to this Report and are incorporated herein by reference solely for purposes of this Item 7.01.
In accordance with General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 to this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit number	Exhibit description
99.1	Press Release Announcing Offering, dated March 3, 2021
99.2	Unaudited Pro Forma Condensed Combined Financial Information
99.3	Risk Factors
104	Cover Page Interactive Data File (embedded in the Inline XBRL document)
Forward-Looking Statements
This Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are not historical in nature and typically address future or anticipated events, expectations or beliefs. Forward-looking statements include, without limitation, statements regarding the anticipated terms of the Notes, the completion, timing and size of the Offering and the intended use of the proceeds. These forward-looking statements can often, but not always, be identified by phrases such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “will,” “may,” “should,” “projects,” “might,” “could,” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.

While the Company believes there is a reasonable basis for the forward-looking statements in this Report, such statements involve certain risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those indicated in, or implied by, such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) market conditions, including market interest rates; (ii) the trading price and volatility of the Company’s common stock; (iii) risks relating to the proposed acquisition of NIC; and (iv) risks relating to the Company’s business and the Offering, including those described in the Company’s most recent Annual Report on Form 10-K, Exhibit 99.3 to this Report, and the other periodic reports that the Company files from time to time with the Securities and Exchange Commission.
The Company may not consummate the Offering and, if the Offering is consummated, the Company cannot provide any assurances regarding the final terms of the Offering or the Notes or its ability to effectively apply the net proceeds from the Offering.
The forward-looking statements in this Report speak only as of the date of this Report. The Company does not undertake any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
March 3, 2021	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)